UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      March 13, 2008
LAND O’LAKES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North Arden Hills, Minnesota	55126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code     (651) 481-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS
     Land O’Lakes, Inc. (the “Company”) announced that it executed an amendment to its five-year accounts receivable securitization facility (the “AR Facility”), arranged by CoBank, ACB, to increase its borrowing capacity thereunder from $300,000,000 to $400,000,000. Pricing and other material terms and conditions under the facility were unchanged. The amendment will provide the Company with additional liquidity to support ongoing working capital needs in the currently higher-priced commodity environment, including seasonal capital for the recently acquired crop protection product business. The Company also amended its $225,000,000, five-year secured revolving credit facility, arranged by JPMorgan Chase Bank, to permit the expansion of the AR Facility.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: March 13, 2008	/s/ Peter Janzen
Peter Janzen
Senior Vice President and General Counsel